Income Taxes	9 Months Ended
Sep. 30, 2023
Income Taxes [Abstract]
INCOME TAXES

Note 11 - INCOME TAXES

Cayman Islands

Under the current laws of Cordyceps Sunshine Cayman is not subject to tax on income or capital gain. In addition, payments of dividends by the Company to their shareholders are not subject to withholding tax in the Cayman Islands.

Hong Kong

Cordyceps Sunshine HK is incorporated in Hong Kong and has no operating profit or tax liabilities during the periods. Cordyceps Sunshine HK is subject to tax at 8.25% on the first HKD 2,000,000 profit and 16.5% on the remaining profits arising in or derived from Hong Kong.

Taiwan

Cordyceps Sunshine Biotech Holdings Co., Ltd. is incorporated in the Cayman Islands, and has established a branch in Taiwan. It is a branch office of a foreign company and is not an independent legal entity, subject to the provisions of the For-profit Income Tax Act. The applicable sales tax rate is 5%, and the applicable income tax rate is 20%.

China, PRC

Chengdu Skyherb was incorporated in the PRC and are subject to PRC Enterprise Income Tax (“EIT”) on the taxable income in accordance with the relevant PRC income tax laws. On March 16, 2007, the National People’s Congress enacted a new enterprise income tax law, which took effect on January 1, 2008. The law applies a uniform 25% enterprise income tax rate to both foreign invested enterprises and domestic enterprises.

Chengdu Skyherb incurred net loss and no income tax was provided for the nine months ended September 30, 2023 and 2022.